Exhibit 99.1

Filed by Archipelago Holdings, Inc.

Pursuant to  Rule 425 under the Securities Act

of 1933

Subject Company:

PCX Holdings, Inc.

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[GRAPHIC]	Filed by Archipelago Holdings, Inc. Pursuant to Rule 425 under the Securities Act of 1933 and Securities Exchange Act of 1934

Subject Companies: Archipelago Holdings, Inc. (Commission File No. 001-32274) The New York Stock Exchange, Inc

Archipelago Holdings, Inc.

Sandler O’Neill & Partners, L.P.
Financial Services Conference

June 8, 2005

[LOGO]

Important Merger Information

In connection with the proposed merger of Archipelago Holdings, Inc. (“Archipelago” or “Company”) and the New York Stock Exchange (“NYSE”), the parties intend to file relevant materials with the SEC, including a joint proxy statement/prospectus regarding the proposed transaction.  Such documents, however, are not currently available.  INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Archipelago and NYSE without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC.  Copies of the joint proxy statement/prospectus will also be available, without charge, once they are filed with the SEC by directing a request to Archipelago, Attention: Investor Relations, at 100 South Wacker Drive, Suite 1800, Chicago, Illinois 60606 or calling (888) 514-7284, or by directing a request to NYSE, Attention: Office of the Corporate Secretary, 11 Wall Street, New York, New York 10005 or calling (212) 656-2061.

Archipelago, NYSE and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Archipelago shareholders in respect of the proposed transaction.  Information regarding Archipelago’s directors and executive officers is available in Archipelago’s proxy statement for its 2005 annual meeting of stockholders, dated March 31, 2005.  Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements in this presentation and its attachments may contain forward-looking information regarding Archipelago Holdings, Inc. (“Archipelago” or “Company”) the New York Stock Exchange (“NYSE”) and the combined company after the completion of the transactions that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, the benefits of the business combination transaction involving Archipelago and NYSE, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of Archipelago’s and NYSE’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of Archipelago shareholders or NYSE members to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; social and political conditions such as war, political unrest or terrorism; general economic conditions and normal business uncertainty.  Additional risks and factors are identified in Archipelago’s filings with the Securities Exchange Commission, including its Report on Form 10-K for the fiscal year ending December 31, 2004 which is available on Archipelago’s website at http://www.Archipelago.com.

You should not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except for any obligation to disclose material information under the Federal securities laws, Archipelago undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this presentation.

Archipelago Vision & Strategy

Preeminent U.S. Exchange

Best Execution	“Scaleable” Model	Operational Excellence

• Large Liquidity Pool	• Flexible Platform	• System Performance
• Fully Automated Open Trading Platform	• Leveraged Network • Automated Surveillance System	• New Product Development • Organizational Capabilities
• High Speed Connectivity	• Downstream Product Diversification

U.S. Equity Markets

[LOGO]	[LOGO]	[LOGO]

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]

• Auction Model	• Auction Model	• Print Facility

• Floor Based-Proposed Electronic Hybrid	• Fully Electronic	• Electronic Order Book
	• Order Driven	• Market Maker Driven
• Specialist Driven

Equity Business Model – 1st Qtr 2005

	Transaction Fees	Tape Revenue	Fixed Cost Structure
% of Revenue	89%	11%	# of Employees
	[CHART]	[CHART]	[CHART]

	Trade Behavior	Market Data	Cost Management

Source for # employees- Public financial data for the 1st Quarter of 2005.

Pacific Holdings Acquisition

Announced definitive agreement January 2005

•                  Pending SEC and PCX Holdings shareholders approvals

Expands and diversifies Archipelago

•                  Options

•                  Self Regulatory Organization

Growing demand for electronic options marketplaces

•                  PCX Plus (remote access platform)

•                  PCX scheduled floor independence in 2006

Opportunity for all-electronic trading of equities and options

•                  Ability to create new products

NYSE Transaction Summary

Transaction Structure	“Stock for membership” merger

Relative	NYSE seatholders to receive 70% of equity
Valuation	Archipelago shareholders to receive 30% of equity

Consideration	NYSE members will receive a combination of cash and stock in new entity in return for their membership interests and trading rights
• Total cash distribution amount will be approximately $400 million
Archipelago shareholders to receive stock in new entity

Approvals	Approval by regulators, shareholders, seatholders required

Closing	Transaction expected to close in Q4 2005 – Q1 2006

Creating a Market for the Future

The world’s preeminent market
• A globally competitive multi-product exchange
• Leading positions in Listed, OTC and ETF securities

Growth platform for
NYSE	• Trading of derivatives, bonds and other new products
Group	• Expansion of listings opportunity
• Expansion of market data products

An independent regulatory function within a non-public, not-for-profit entity
Focus on customer service and shareholder value
Minimum expense savings of $100 million in 2005/06E and an incremental $100 million in 2007E

Financial Overview

[LOGO]

Benefits of Exchange Facility Status

Clearance, Brokerage
Market Data Revenue ($mm)	and Other Transaction Costs ($mm)

[CHART]	[CHART]

AX Performance Since IPO

	2004			2005
Income Statement	3Q		4Q	1Q
Revenues
Transaction Fees	$112.7		$120.4	$118.7
Market Data Fees	$14.3		$18.2	$14.9
Listing Fees	$0.1		$0.1	$0.1
Total Revenues	$127.1		$138.7	$133.7

Gross Margin%	39.7%		42.2%	41.4%
Total Indirect Expenses	$35.6		$39.1	$34.2
Operating Income/(Loss)	$14.9		$19.5	$21.1

EPS – Diluted Proforma(1)	$0.21	(1)	$0.26	$0.28

[CHART]

(1) This excludes deemed dividend and assumes an effective tax rate of 41.5%
Source: Company Financials

[LOGO]

archipelago(SM)

Statements in the presentation that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance.  They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements.   The Company undertakes no obligation to publicly update or revise any forward-looking statement.  The risks and uncertainties relating to the forward-looking statements in this presentation include those described under the caption “Risk Factors” and “Forward-Looking Statements” in the Company’s Form S-1 filed with the U.S. Securities and Exchange Commission.